UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 3, 2022

Date of Report (Date of earliest event reported)

Commission File Number 024-11847

Growth Stalk Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	87-3145742
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

11991 North Highway 99, Seminole, Oklahoma	74668
(Address of principal executive offices)	(Zip Code)

(405) 456-0207

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Growth Stalk Holdings Corp  is referred to herein as “we”, “our”, or “us” or the “Registrant”.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On October 3, 2022, we dismissed Green Growth CPAs (“Green Growth”) as our independent registered public accounting firm. The decision to dismiss Green Growth was approved by our board of directors on September 30, 2022.

During Green Growth’s engagement period February 8, 2022 to October 3, 2022): (i) there were no disagreements between Green Growth and us on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Green Growth would have caused Green Growth to make reference to the matter in a report on our financial statements; and (ii) there were no reportable events as the term described in Item 304(a)(1)(v) of Regulation S-K.

We have requested Green Growth to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated October 3, 2022, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

On September 29, 2022, we engaged L J Soldinger Associates, LLC (“Soldinger”) to serve as our  independent registered public accounting firm in connection with Soldinger’s review of Forms 10-Q for the 3 month period ending March 31, 2022 and for the 3 and 6 month period ending June 30, 2022. During the fiscal years ended December 31, 2020 and December 31, 2021, and from December 31, 2021 to October 3, 2022, we did not consult with Soldinger regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements. The decision to engage Soldinger was approved by our board of directors on October 3, 2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

16.1	Letter from Green Growth CPAs to the SEC dated October 3, 2022

104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2022	By:	/s/ Joseph Babiak
Joseph Babiak
Chief Executive Officer Principle Executive Officer

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